SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934
                 Filed by the Registrant                      [X]

                 Filed by a Party other than the Registrant   [  ]

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[  ]   Preliminary Proxy Statement



[  ]   Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))



[X]    Definitive Proxy Statement



[  ]   Definitive Additional Materials



[  ]   Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

      (Name of Registrant as Specified In Its Charter)
      Variable Insurance Products Fund II

            (Name of Person(s) Filing Proxy Statement, if other than the Registrant) Arthur S. Loring, Secretary

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VARIABLE INSURANCE PRODUCTS FUND II:
INDEX 500 PORTFOLIO
82 DEVONSHIRE STREET, BOSTON, MASSACHUSETTS 02109
1-800-544-5429
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of VARIABLE INSURANCE PRODUCTS FUND II: INDEX 500
PORTFOLIO
 NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the Meeting) of Index 500 Portfolio will be held at the office of Variable Insurance Products Fund II (the Trust), 82 Devonshire Street, Boston, Massachusetts 02109 on November 19, 1997, at 11:30 a.m. The purpose of the Meeting is to consider and act upon the following proposals, and to transact such other business as may properly come before the Meeting or any adjournments thereof.
 1(a) To approve an amended    m    anagement    c    ontract for the
fund.
 1(b) To approve a new    s    ub-   a    dvisory    a    greement for
the fund.
(2) To amend the fund's fundamental investment limitation concerning diversification to exclude securities of other investment companies. The Board of Trustees has fixed the close of business on September
22, 1997, as the record date for the determination of the shareholders of the fund entitled to notice of, and to vote at, such Meeting and any adjournments thereof.
By order of the Board of Trustees,
ARTHUR S. LORING, Secretary
September 22, 1997
YOUR VOTE IS IMPORTANT -
PLEASE RETURN YOUR PROXY CARD PROMPTLY.

ANY PERSONS HAVING A VOTING INTEREST IN THE VARIABLE ACCOUNT ARE INVITED TO ATTEND THE MEETING IN PERSON. ANY SUCH PERSON WHO DOES NOT EXPECT TO ATTEND THE MEETING IS URGED TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED VOTING INSTRUCTION FORM, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO AVOID UNNECESSARY EXPENSE, WE ASK YOUR COOPERATION IN MAILING YOUR VOTING INSTRUCTION CARD PROMPTLY, NO MATTER HOW LARGE OR SMALL YOUR VOTING INTEREST MAY BE.
INSTRUCTIONS FOR EXECUTING PROXY CARD
 The following general rules for executing proxy cards may be of assistance to you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.
1. INDIVIDUAL ACCOUNTS: Your name should be signed exactly as it appears in the registration on the proxy card.
2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.
3. ALL OTHER ACCOUNTS should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card. For example:
 REGISTRATION   VALID SIGNATURE

A. 1)   ABC Corp.                       John Smith, Treasurer

 2)     ABC Corp.                       John Smith, Treasurer

        c/o John Smith, Treasurer

B. 1)   ABC Corp. Profit Sharing Plan   Ann B. Collins,
                                        Trustee

 2)     ABC Trust                       Ann B. Collins,
                                        Trustee

 3)     Ann B. Collins, Trustee         Ann B. Collins,
                                        Trustee

        u/t/d 12/28/78

C. 1)   Anthony B. Craft, Cust.         Anthony B. Craft

        f/b/o Anthony B. Craft, Jr.

        UGMA


PROXY STATEMENT
SPECIAL MEETING OF SHAREHOLDERS OF
VARIABLE INSURANCE PRODUCTS FUND II: INDEX 500 PORTFOLIO
TO BE HELD ON NOVEMBER 19, 1997

 This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees of Variable Insurance Products Fund II (the trust) to be used at the Special Meeting of Shareholders of Index 500 Portfolio (the fund) and at any adjournments thereof (the Meeting), to be held on November 19, 1997, at 11:30 a.m. at 82 Devonshire Street, Boston, Massachusetts 02109, the principal executive office of the trust and Fidelity
Management & Research Company (FMR), the fund   '    s investment
adviser.
 The purpose of the Meeting is set forth in the accompanying Notice. The solicitation is made primarily by the mailing of this Proxy Statement and the accompanying proxy card on or about September 22, 1997. Supplementary solicitations may be made by mail, telephone, telegraph, facsimile, or by personal interview by representatives of the trust. The expenses in connection with preparing this Proxy Statement and its enclosures and of all solicitations will be
   paid     by the Fund   , provided that they do not exceed the
fund's 0.28% expense limitation. Expenses exceeding the 0.28% expense limitation will be paid by FMR.
 If the enclosed proxy card is executed and returned, it may nevertheless be revoked at any time prior to its use by written notification received by the trust, by the execution of a later-dated proxy card, or by attending the Meeting and voting in person.
 All proxy cards solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the Meeting, and which are not revoked, will be voted at the Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a proxy card, it will be voted FOR the matters specified on the proxy card. Only proxies that are voted will be counted towards establishing a quorum. Shareholders should note that while votes to ABSTAIN will count toward establishing a quorum, passage of any proposal being considered at the Meeting will occur only if a sufficient number of votes are cast FOR the proposal. Accordingly, votes to ABSTAIN and votes AGAINST will have the same effect in determining whether the proposal is approved.
 If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve one or more of the proposed items are not received, or if other matters arise requiring shareholder attention, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxies will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to each item, unless directed to vote AGAINST the item, in which case such shares will be voted AGAINST the proposed adjournment with respect to that item. A shareholder vote may be taken on one or more of the items in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate.
 As of August 1, 1997, there were    15,729,131     shares of the fund
outstanding. As of August 1, 1997, more than 5% of the shares of the fund were held of record by the following companies. The percentage figure shown represents that company's holdings as a percentage of the total outstanding shares of the fund as of the above date.


Company                                   # of Shares               % of Shares Held
                                          Held

Aetna Life & Casualty                     1,17   7    ,   716       7   .48    %
Law-RE4C
151 Farmington Avenue
Hartford, CT 06156

American United Life Insurance Company    1,45   7,605                 9.27    %
One American Square
P.O. Box 368
Indianapolis, IN 46206-0368

Fidelity Investments Life Insurance       6,853,775                 43   .58    %
Company
P.O. Box 1306
Boston, MA 02104-9907

Provident Mutual Life Insurance Company   1,   007,187              6   .40    %
1050 Westlakes Drive
Berwyn, PA 19312-2419


 A shareholder owning more than 25% of a particular fund shares may be considered to be a "controlling person" (as defined in the Investment Company Act of 1940) of that fund. Accordingly, its vote could have a more significant effect on matters presented to shareholders for approval than the votes of a fund's other shareholders.
 Each company holds its shares in a separate account (the Variable Account) which serves as the funding vehicle for its variable insurance products. In accordance with its view of present applicable law, each company will vote its shares held in its respective Variable Account at the Special Meeting of Shareholders in accordance with instructions received from persons having a voting interest in the Variable Account. Those persons who have a voting interest at the
close of business on September 22, 1997   ,     will be entitled to
submit instructions to their Company.
 Portfolio shares held in a Variable Account for which no timely instructions are received will be voted by the Companies in proportion to the voting instructions which are received with respect to all Contracts participating in a Variable Account. Voting instructions to abstain on any item to be voted upon will reduce the votes eligible to be cast.
 Accordingly, if you wish to vote, you should complete the enclosed voting instruction form as a participant in a Variable Account. All forms which are properly executed and received prior to the Meeting, and which are not revoked, will be voted as described above. If the enclosed voting instruction form is executed and returned, it may nevertheless be revoked at any time prior to the Meeting by written notification received by your Company, or by a later dated form received by your Company or by attending the Meeting.
 FOR A FREE COPY OF THE FUND'S ANNUAL REPORT FOR THE FISCAL YEAR ENDED DECEMBER 31, 1996, CALL THE INSURANCE COMPANY THAT ISSUED YOUR POLICY OR FIDELITY DISTRIBUTORS CORPORATION AT 1-800-544-5429.
 VOTE REQUIRED: APPROVAL OF PROPOSALS 1(A), 1(B), AND 2 REQUIRE THE AFFIRMATIVE VOTE OF A "MAJORITY OF THE OUTSTANDING VOTING SECURITIES" OF THE FUND. UNDER THE INVESTMENT COMPANY ACT OF 1940 (THE 1940 ACT), THE VOTE OF A "MAJORITY OF THE OUTSTANDING VOTING SECURITIES" MEANS THE AFFIRMATIVE VOTE OF THE LESSER OF (A) 67% OR MORE OF THE VOTING SECURITIES PRESENT AT THE MEETING OR REPRESENTED BY PROXY IF THE HOLDERS OF MORE THAN 50% OF THE OUTSTANDING VOTING SECURITIES ARE PRESENT OR REPRESENTED BY PROXY OR (B) MORE THAN 50% OF THE OUTSTANDING VOTING SECURITIES.
1. OVERVIEW OF PROPOSED APPOINTMENT OF BANKERS TRUST COMPANY AS SUB-ADVISER FOR INDEX 500 PORTFOLIO.
 FMR currently serves as the fund's manager under a management contract dated January 1, 1993. As manager, FMR's duties include managing the fund's investments, supervising relationships with other companies that provide the fund with services, and preparing general shareholder communications, all subject to the continuing oversight of the Board of Trustees. Other Fidelity companies maintain the fund's shareholder accounts, provide customer services, and handle the daily accounting of the fund's portfolio of investments. Custodial services, including safekeeping of the fund's cash and the securities it owns, are provided by a bank unaffiliated with Fidelity.
 In June 1997, FMR proposed to the fund's Trustees that a
sub-   adviser     be appointed to handle the day-to-day management of
the fund's investments and to provide custodial services. FMR recommended that these services be provided by Bankers Trust Company
(BT), a major institutional money manager with substantial experience in index fund management. FMR made the proposals as part of its ongoing efforts to provide services to the fund efficiently and at low cost.
 Under the proposals, FMR would continue to serve as the fund's
manager and investment    adviser    , but would delegate part of its
duties to BT. As sub-   adviser    , BT would have day-to-day
responsibility for managing the fund's investments in accordance with its policy of attempting to duplicate the performance of the Standard & Poor's 500 Index (the S&P 500(registered trademark)). BT would also provide custodial and securities lending services. FMR would be responsible for overseeing BT's performance and would retain its other management responsibilities, subject to oversight by the Board of Trustees. All other fund services, including shareholder account services, would be unchanged.
 After consideration, the Trustees   , including a majority of the
Trustees who are not "interested persons" of the fund, FMR or BT (the
Independent Trustees),     approved FMR's proposals in July 1997. BT's
appointment as sub-   adviser     would involve changes to the fund's
   m    anagement    c    ontract with FMR, discussed in Proposal
1(a), and adoption of a new sub-advisory agreement with BT, discussed in Proposal 1(b). The Trustees believe the proposals are in the best interests of the fund and its shareholders, and recommend that shareholders vote to approve the proposals. For additional information on the Board of Trustees' considerations, see "Matters Considered by the Board" on page .
 Proposals 1(a) and 1(b) are contingent on each other and will not be implemented unless both proposals are approved. The following pages discuss the sub-advisory arrangement as a whole, and provide information relevant to both proposals. Refer to each proposal for more detailed information on the terms of each contract.
 REASONS FOR PROPOSALS. FMR recommended appointment of a
sub-   adviser     in order to reduce the costs of operating the fund.
Since the fund's inception on August 27, 1992, FMR has voluntarily limited the fund's operating expenses (with certain exceptions) to 0.28% of the fund's assets per year. Because the 0.28% expense level is the same as the management fee FMR is entitled to receive from the
fund, FMR     is bearing substantially all fund operating costs. With
an annual expense ratio of 0.28%, the fund is one of the
lowe   st    -cost index funds, and one of the lowest-cost mutual
funds,    offered for use in variable insurance products.
 BT is a well-recognized institutional money manager, with over 20 years' experience in managing accounts indexed to the S&P 500 and
other indexes.    (For more information about BT, including
performance of a similar S&P 500 index fund managed by BT, see
"Activities and Management of Bankers Trust Company" on page .)     As
of June 30, 1997, BT and its affiliates managed more than $250 billion for mutual funds, pension funds and other institutions, including approximately $50 billion in assets indexed to the S&P 500. This
represents    almost three     times the S&P 500 index assets under
management by FMR and its affiliates as of the same date
(approximately $1   7     billion). BT's commitment to the specialized
area of index account management allows BT to provide index fund
portfolio management services at a lower cost than    if FMR provided
those services itself. FMR expects that the appointment of BT would reduce FMR's portfolio management costs, and the cost to FMR of
helping to maintain     the fund's expenses at their current
exceptionally low level.
    MANAGEMENT FEE REDUCTION. In recognition of these cost savings, FMR has agreed to reduce its management fee if the sub-advisory arrangements are approved. As discussed in Proposal 1(a), under the proposed management contract FMR would reduce its annual management fee rate from 0.28% to 0.24% of the fund's assets. Because of the fund's current expense limitation, this reduction would not affect the fund's expenses at present. However, it represents a reduction in the amount FMR would be entitled to receive for management services if the expense limit were to increase in the future.
 SUB-ADVISORY FEES. BT's sub-advisory fees cover custodial
    services as well as portfolio management services. The majority of BT's fees, equal to 0.006% of the fund's average net assets, would be paid by FMR and would have no effect on the fund's expenses. However, BT would also receive fees based on a percentage of the fund's net income from lending portfolio securities, which would be payable by the fund. Under the proposals, BT would receive 40% of the net income
from the fund's securities lending    activities    , and the fund
would receive the remaining 60%. These fees would not be covered by FMR's voluntary expense limitation, and would represent additional expenses to the fund.
 Securities lending is a means of earning a modest amount of additional income by lending the fund's securities to other parties temporarily. The party borrowing the securities (typically a broker-dealer or other institution) provides collateral to secure the loan, agrees to return the securities to the fund upon notice, and
pays the fund a fee for the loan    (or allows it to earn income on
the collateral). In its fiscal year ended December 31, 1996, the fund earned no income from securities lending.
 The amount of securities lending income that can be generated for the fund will depend on market conditions and other factors. While BT is experienced in the area of securities lending and is expected to
generate greater securities lending    income     than currently is
produced by the fund,    securities lending income still is     likely
to represent a small percentage of fund assets. BT has estimated that the fund's income from securities lending (before fees) could equal approximately 0.005% of the fund's assets per year, in which case BT would receive 0.002% and the fund would retain the remaining 0.003%. The 0.002% paid to BT would represent additional fund expense above the 0.28% expense limitation. However, because the fees represent a percentage of net income, they would only be charged to the extent
that the fund has earned    securities lending     income.
    IMPACT ON FUND EXPENSES. The following table illustrates the impact of the proposals on the expenses of the fund before and after the voluntarily 0.28% expense limitation. All expenses are shown as annual percentages of the fund's average net assets.

                                                  Current*          Proposed*

   Management Fee (before reimbursement)        0.28%             0.24%**

   Other Expenses (before reimbursement)           0.15%             0.15%

   Gross Expenses (before reimbursement)        0.43%             0.39%**

   Expenses Reimbursed by FMR                      (0.15%)           (0.11%)

   Total Operating Expenses (after              0.28%             0.28%**
   reimbursement)


   * Based on historical expenses for the fiscal year ended December 31, 1996. Proposed expenses based on terms of proposed contracts.
   ** Including sub-advisory fees equal to 40% of securities lending income, estimated at 0.002% (not visible due to rounding).
    Gross expense reductions (other than reductions in its own management fee) currently benefit FMR, by reducing the costs of maintaining the 0.28% expense limitation. However, they also represent a reduction in the amount of fund expenses the fund could incur in the future if the expense limitations were to change.
    The following table illustrates the impact of the proposals on the fund's expenses for the fiscal year ended December 31, 1996 after the effect of the voluntary 0.28% expense limitation.

                                                 Current          Proposed

   Management Fee (after reimbursement)        0.   13    %     0.   13    %*

   Other Expenses                                 0.15%            0.15%

   Total Operating Expenses (after             0.28%            0.28%*
   reimbursement)

* Including sub-advisory fees equal to 40% of securities lending income, estimated at 0.002% (not visible due to rounding). 1(A). TO APPROVE AN AMENDED MANAGEMENT CONTRACT FOR THE FUND.
 The Board of Trustees, including a majority of the Independent Trustees, has approved, and recommends that the shareholders of the
fund approve,    an amended management contract with FMR (    the
Amended Management Contract   )    . The Amended Management Contract
allows for the appointment of        a sub-   adviser     to the
fund        and reduces the management fee payable by the fund to FMR.
 PRESENT MANAGEMENT CONTRACT. The fund's management fee is calculated and paid monthly, and is normally expressed as an annual percentage of
the fund's average net assets. Under the    fund's present management
contract (the     Present Management Contract   )    , the fund pays
FMR at the annual rate of 0.28% of the fund's average net assets. In addition to the management fee, the fund also pays other expenses for services such as maintaining shareholder records and furnishing shareholder account statements and financial reports. Unlike the management fee, which is constant, the other expenses will vary from year to year. The management fee plus these other expenses equals the total operating expenses for the fund.
 PROPOSED AMENDMENT   S    . A copy of the Amended Management
Contract, marked to indicate the proposed amendments, is supplied as
Exhibit 1 on page        . The proposed amendment   s     would
(i)     add a provision to expressly permit FMR to delegate investment
advisory authority to an investment adviser   , and (ii) reduce the
management fee payable by the fund to FMR by 0.04% from 0.28% to 0.24%
of the fund's average net assets    . In all other respects, the
Amended Management Contract is substantially identical to the Present Management Contract. (For a discussion of the fund's Present Management Contract, refer to the section entitled "Present Management
Contract" beginning on page        .)
 If approved by shareholders, the Amended Management Contract will
take effect on    or about     December 1, 1997 (or, if later,    on
or about     the first day of the first month following approval) and
will remain in effect through July 31, 1998, and thereafter only as long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of the Independent Trustees and (ii) the vote of either a majority of the Trustees or a majority of the outstanding shares of the fund. If the Amended Management Contract is not approved, the Present Management Contract will continue in effect through July 31, 1998, and thereafter subject to the same requirements for continuance as the Amended Management Contract.
 Currently, FMR voluntarily limits the total operating expenses (including management fees but excluding interest, taxes, brokerage
commissions,    or     extraordinary expenses)        to 0.28% of the
fund's average net assets.    FMR has no current intention of
modifying this limitation, except that, if this proposal and proposal 1(b) are approved, sub-advisory fees associated with securities lending will not be subject to the 0.28% limit. These fees are estimated at 0.002% of the fund's assets per year, as discussed in the introduction to the proposals. Because the fund's gross expenses before reimbursement are expected to remain above the 0.28% limit at present, the proposed management fee reduction would not materially affect the fund's expenses at this time.
    FMR estimates that the median management fee rate for non-Fidelity S&P 500 index funds offered through variable insurance products (prior to any reimbursement arrangements) is 0.29%, and the median total expense ratio for such funds (after reimbursement) is 0.39%. These estimates are based on data for the 18 funds offered through variable insurance products within the S&P 500 Index objective according to the Lipper Director's Analytical Data - Second Edition 1997 (a publication of Lipper Analytical Services, Inc., an independent service that monitors the mutual fund industry).
 CONCLUSION. Based on their evaluation of all material factors and assisted by the advice of independent counsel, the Trustees concluded
(i) that the existing management fee structure and the exclusion of
the    portion of the     sub-advisory fees    related to securities
lending to be     paid by the fund from the voluntary expense
limitation are fair and reasonable and (ii) that the proposed
   reduction     to the management fee rate and the modification
permitting FMR to delegate investment management authority are in the
best interest   s     of the fund's shareholders. The Board of
Trustees, including    a majority of     the Independent Trustees,
voted to approve the submission of the Amended Management Contract to shareholders of the fund and recommends that shareholders of the fund vote FOR the Amended Management Contract.
 Approval of the proposed Amended Management Contract is contingent upon shareholder approval of the proposed new
   s    ub-   a    dvisory Agreement (see Proposal 1(b)).
1(B). TO APPROVE A NEW SUB-ADVISORY AGREEMENT FOR THE FUND.
 The Board of Trustees, including a majority of the Independent Trustees, has approved, and recommends that the shareholders of the
fund approve    a new sub-advisory agreement among the fund, FMR and
BT (    the New Sub-Advisory Agreement.   )
 Under the New Sub-Advisory Agreement, BT would be appointed
sub-   adviser     to the fund and authorized, subject to the
supervision and direction of the Board of Trustees and   /or     FMR,
to make investment decisions for the fund, place orders to buy, sell
and lend the fund's    portfolio securities    , vote the fund's
portfolio securities, and manage the fund   's portfolio     in
accordance with its current investment objectives and policies. In addition, BT would serve as custodian to the fund. FMR, the current investment manager to the fund, will continue as investment manager.
 Under the New Sub-Advisory Agreement, FMR, not the fund, would pay BT fees for providing investment management, securities lending and custodial services to the fund at an annual rate of 0.006% of the fund's average net assets. In addition, the fund would pay BT a sub-advisory fee equal to 40% of net income from the fund's securities lending program (estimated at 0.002% of average net assets of the fund).
    If the proposal is approved, the fund will no longer pay separately for custodial services, which are covered by the fees payable under the New Sub-Advisory Agreement. For the fiscal year ended December 31, 1996, the fund paid $43,234 (0.009% of average net assets) to its custodian. In addition, Fidelity Service Company, Inc.
(FSC) will no longer administer the fund's securities lending program and the fund would no longer be subject to fees currently payable to FSC for securities lending administration (no such fees were paid in the 1996 fiscal year).
 Currently, FMR voluntarily limits the    fund's     total operating
expenses (including management fees but excluding, interest, taxes, brokerage commissions, or extraordinary expenses) to 0.28% of the fund's average net assets. If this proposal and Proposal 1(a) are approved, sub-advisory fees associated with securities lending will not be subject to the voluntary expense limitation; these fees are
estimated at 0.002% of average net assets of the fund   , as discussed
above.
 A copy of the New Sub-Advisory Agreement is supplied as Exhibit 2 on page . If approved by shareholders, the New Sub-Advisory Agreement
will take effect on    or about     December 1, 1997 (or, if later,
   on or about     the first day of the first month following
approval) and will remain in effect through July 31, 1998, and thereafter only as long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of the Independent Trustees and (ii) the vote of either a majority of the Trustees or a majority of the outstanding shares of the fund. If the New Sub-Advisory Agreement is not approved, FMR will continue to manage the fund under the Present Management Contract.
 BT, a New York banking corporation with principal offices in New York, is a wholly owned subsidiary of Bankers Trust New York Corporation, the seventh largest bank holding company in the United States. (For more information about BT, refer to the section entitled "Activities and Management of Bankers Trust Company" beginning on
page        .)
 The New Sub-Advisory Agreement would be terminable on 60 days' written notice by the Board of Trustees, FMR or BT and would terminate automatically in the event of its assignment.
    CONCLUSION.     Based on their evaluation of all material factors
and assisted by the advice of independent counsel, the Trustees concluded that the New Sub-Advisory Agreement is in the best interest
of the fund's shareholders. The Board of Trustees, including    a
majority of     the Independent Trustees, voted to approve the
submission of the New Sub-Advisory Agreement to shareholders of the fund and recommends that shareholders of the fund vote FOR the New Sub-Advisory Agreement.
 Approval of the proposed New Sub-Advisory Agreement is contingent upon shareholder approval of the proposed Amended Management Contract (see Proposal 1(a)).
MATTERS CONSIDERED BY THE BOARD
 The mutual funds for which the members of the Board of Trustees serve as Trustees are referred to herein as the "Fidelity funds." The Board of Trustees meets eleven times a year. The Board of Trustees, including the Independent Trustees, believe that matters bearing on the appropriateness of the fund's management fees are considered at most, if not all, of their meetings. While the full Board of Trustees or the Independent Trustees, as appropriate, act on all major matters, a significant portion of the activities of the Board of Trustees (including certain of those described herein) are conducted through committees. The Independent Trustees meet frequently in executive session and are advised by independent legal counsel selected by the Independent Trustees.
 The proposals to present the Amended Management Contract and the New Sub-Advisory Agreement to shareholders were considered and approved by the Board of Trustees of the fund, including all of the Independent Trustees, on July 17, 1997 and were also considered by the Board on June 19, 1997. The Board of Trustees received materials relating to the Amended Management Contract and the New Sub-Advisory Agreement in advance of the meetings at which the Amended Management Contract and the New Sub-Advisory Agreement were considered, and had the opportunity to ask questions and request further information in connection with such consideration.
 The Board of Trustees was informed that FMR recommended that a
sub-   adviser     be appointed to manage the fund's investments and
provide custodial services to the fund. The Trustees were informed that FMR had considered and reviewed fee proposals from index fund providers, including BT, and that FMR recommended that BT be appointed
as a sub-   adviser     to the fund.
 INFORMATION RECEIVED BY THE INDEPENDENT TRUSTEES. In connection with
their monthly meetings    and as part of the management contract
renewal process,     Trustees receive and review materials
   relevant     to the fund's management contract. These materials
include: (i) information on the investment performance of the fund, a peer group of funds and the appropriate index, (ii) sales and redemption data, and (iii) notable changes in the fund's investments. The Board of Trustees and the Independent Trustees also consider periodically other material factors such as (1) FMR's financial condition, (2) arrangements in respect of the distribution of the fund's shares, (3) the procedures employed to determine the value of the fund's assets, (4) the allocation of the fund's brokerage, if any, including allocations to brokers affiliated with FMR, (5) FMR's management of the relationships with the fund's custodian and subcustodians, (6) the resources devoted to and the record of compliance with the fund's investment policies and restrictions and with policies on personal securities transactions and (7) the nature, cost, and audit of non-investment management services provided by FMR and its affiliates.
 In response to questions raised by the Independent Trustees and in connection with the Trustee's review of the fund's management fee structure, additional information was furnished by FMR including, among other items, information on and analysis of (a) the overall organization of FMR, (b) the impact of performance adjustments to management fees of FMR funds, (c) the choice of performance indices and benchmarks, (d) the composition of peer groups of funds, (e) transfer agency and bookkeeping fees paid to affiliates of FMR, (f) investment performance, (g) investment management staffing, (h) the potential for achieving further economies of scale, (i) operating expenses paid to third parties, and (j) the information furnished to investors, including the fund's shareholders.
 In considering the Amended Management Contract and the New Sub-Advisory Agreement, the Board of Trustees and the Independent Trustees did not identify any single factor as all-important or controlling, and the following summary does not detail all of the matters considered. Matters considered by the Board of Trustees and the Independent Trustees include the following:
 INVESTMENT COMPLIANCE AND PERFORMANCE. The Board of Trustees and the Independent Trustees considered whether the fund has operated within its investment objective and its record of compliance with its investment restrictions. They also reviewed monthly the fund's investment performance as well as the performance of a peer group of mutual funds, and the performance of the appropriate index. The Board of Trustees and the Independent Trustees considered the ability of the
fund to comply with its investment    objec    ti   ves     under the
proposed sub-advisory arrangements with BT.
 FMR'S PERSONNEL AND METHODS. The Board of Trustees   , including
the Independent Trustees annually review a report detailing the background of the fund's portfolio manager, and the fund's investment objective and discipline. The Independent Trustees have also had discussions with senior management of FMR responsible for investment operations, and the senior management of Fidelity's equity group.
Among other things   ,     they considered the size, education and
experience of FMR's investment staff, its use of technology, and FMR's approach to recruiting, training and retaining portfolio managers and other research, advisory and management personnel.
 BT'S PERSONNEL AND METHODS. The Board of Trustees and the Independent Trustees have reviewed information concerning the fund's proposed
sub-   adviser    , Bankers Trust Company. Among other things   ,
they considered BT's organization   ,     experience managing index
fund accounts, level of index fund assets under management, investment performance, index fund investment management techniques, trading practices, securities lending program, compliance procedures, proxy
voting procedures   ,     custodian activities and foreign
subcustodian networks. The Board of Trustees and the Independent Trustees reviewed the BT proposal for sub-advisory arrangements.
 NATURE AND QUALITY OF OTHER SERVICES. The Board of Trustees and the Independent Trustees considered the nature, quality, cost and extent of administrative and shareholder services performed by FMR and affiliated companies, both under the Amended Management Contract and under separate agreements covering transfer agency functions and
pricing    and     bookkeeping. The Board of Trustees and the
Independent Trustees also considered the nature and extent of FMR's supervision of third party service providers, principally custodians and subcustodians.
 EXPENSES. The Board of Trustees and the Independent Trustees considered the fund's expense ratio and expense ratios of a peer group of funds. They also considered the amount and nature of fees paid by shareholders.
 PROFITABILITY. The Board of Trustees and the Independent Trustees considered the level of FMR's profits in respect of the management of the Fidelity funds, including the fund. This consideration included an extensive review of FMR's methodology in allocating its costs to the management of the fund. The Board of Trustees and the Independent Trustees have concluded that the cost allocation methodology employed by FMR has a reasonable basis and is appropriate in light of all of the circumstances. They considered the profits realized by FMR in connection with the operation of the fund and whether the amount of profit is a fair entrepreneurial profit for the management of the fund. They also considered the profits realized from non-fund businesses which may benefit from or be related to the fund's business. The Board of Trustees and the Independent Trustees also considered FMR's profit margins in comparison with available industry data, both accounting for and ignoring marketing expenses.
 OTHER BENEFITS TO FMR. The Board of Trustees and the Independent Trustees also considered the character and amount of fees paid by the fund and the fund's shareholders for services provided by FMR and its affiliates, including fees for services like transfer agency, fund accounting and direct shareholder services. They also considered the allocation of fund brokerage to brokers affiliated with FMR and the receipt of sales loads and payments under Rule 12b-1 plans in respect of certain of the Fidelity funds. The Board of Trustees and the Independent Trustees also considered the revenues and profitability of FMR businesses other than its mutual fund business, including FMR's retail brokerage, correspondent brokerage, capital markets, trust, investment advisory, pension record keeping, credit card, insurance, publishing, real estate, international research and investment funds, and others. The Board of Trustees and the Independent Trustees considered the intangible benefits that accrue to FMR and its affiliates by virtue of their relationship with the fund.
 OTHER BENEFITS TO SHAREHOLDERS. The Board of Trustees and the Independent Trustees considered the benefit to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of fund and shareholder services.
2. TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING DIVERSIFICATION TO EXCLUDE SECURITIES OF OTHER INVESTMENT COMPANIES.
 The fund's current fundamental investment limitation concerning diversification is as follows:
 "The fund may not with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or
(b) the fund would hold more than 10% of the outstanding voting securities of that issuer."
 The Trustees recommend that shareholders vote to    amend the
limitation as follows:
 "The fund may not with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer."
 The    amendment would exempt investments in other investment
companies (such as other mutual funds) from the fund's diversification policy. The amended language is consistent with the standards for "diversified" mutual funds set out in the 1940 Act. If approved, the amended limitation would permit the fund to invest without limit in other investment companies' securities.
    FMR anticipates that the amended limitation would facilitate investment of the fund's cash position, by allowing the fund to invest its cash in money market funds as well as in individual money market securities. In accordance with an order of exemption granted by the SEC, the fund may invest up to 25% of total assets in non-publicly offered money market or short-term bond funds (the Central Funds) managed by FMR or an affiliate of FMR. The Central Funds do not currently pay investment advisory, management, or transfer agent fees, but do pay minimal fees for services, such as custodian, auditor, and Independent Trustees fees. FMR anticipates that the Central Funds may benefit the fund by enhancing the efficiency of cash management for the Fidelity funds and by providing increased short-term investment opportunities.
    In addition, if proposals 1(a) and 1(b) are approved FMR anticipates that Bankers Trust Company (BT) may make available one or more money market funds managed by BT to serve as vehicles for investment of cash collateral received with respect to securities loans. BT has informed FMR that it intends to seek SEC permission to implement such an arrangement for the fund and other funds whose securities lending program it administers. If permitted by applicable regulation, it may also be more efficient for BT to manage the fund's other cash positions by investing in a BT money market fund pending investment in stocks. In either case, the fund expects that it will use a money market fund managed by BT if there are no material increases in the fund's expenses. The fund may invest in a BT money market fund if it is expected to benefit the fund by reducing costs and/or providing greater returns on temporary cash investments.
 If this proposal is approved, the amended fundamental diversification limitation cannot be changed without the approval of the shareholders.
 CONCLUSION. The Board of Trustees has concluded that the proposed amendment will benefit the fund and its shareholders. The Trustees recommend voting FOR the proposal. The amended fundamental diversification limitation, upon shareholder approval, will become effective when the disclosure is updated. If the proposal is not approved by the shareholders of the fund, the fund's current fundamental diversification limitation will remain unchanged.
OTHER BUSINESS
 The Board knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons therein designated. ACTIVITIES AND MANAGEMENT OF FMR
 FMR, a corporation organized in 1946, serves as investment adviser to a number of investment companies. Information concerning the advisory fees, net assets, and total expenses of funds with investment objectives similar to Index 500 Portfolio and advised by FMR is contained in the Table of Average Net Assets and Expense Ratios in
Exhibit 3 beginning on page        .
 FMR, its officers and directors, its affiliated companies, and the Trustees, from time to time have transactions with various banks, including the custodian banks for certain of the funds advised by FMR. Those transactions that have occurred to date have included mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.
 The Directors of FMR are Edward C. Johnson 3d, Chairman of the Board; Robert C. Pozen, President; and Peter S. Lynch, Vice Chairman. With the exception of Robert C. Pozen, each of the Directors is also a Trustee of the trust. Messrs. Johnson 3d, Pozen, John H. Costello, Arthur S. Loring, Robert H. Morrison, Richard A. Silver, Leonard M. Rush, William J. Hayes, and Jennifer Farrelly are currently officers of the trust and officers or employees of FMR or FMR Corp. With the
exception of M   essrs    . Costello    and     Silve   r    , all of
these persons hold or have options to acquire stock of FMR Corp. The principal business address of each of the Directors of FMR is 82 Devonshire Street, Boston, Massachusetts 02109.
 All of the stock of FMR is owned by its parent company, FMR Corp., 82 Devonshire Street, Boston, Massachusetts 02109, which was organized on October 31, 1972. Members of Mr. Edward C. Johnson 3d's family are the predominant owners of a class of shares of common stock, representing approximately 49% of the voting power of FMR Corp., and, therefore, under the 1940 Act may be deemed to form a controlling group with respect to FMR Corp.
 During the period    December 31, 1995     through    December 31,
1996    , no transactions were entered into by Trustees of the trust involving more than 1% of the voting common, non-voting common and equivalent stock, or preferred stock of FMR Corp.
       ACTIVITIES AND MANAGEMENT OF BANKERS TRUST COMPANY
 BT, a New York banking corporation with principal offices at 130
Liberty    Street    , New York, New York 10006, is a wholly owned
subsidiary of Bankers Trust New York Corporation whose principal offices are also at 130 Liberty Street, New York, New York 10006. BT was founded in 1903. As of December 31, 1996, Bankers Trust New York Corporation was the seventh largest bank holding company in the United States with total assets of approximately $120 billion. BT is a worldwide merchant bank that conducts a variety of general banking and trust activities and is a major wholesale supplier of financial services to the international and domestic institutional markets.
Investment management is a core business of BT    and its affiliates
    with approximately $2   50     billion in assets under management
globally. Of that total,    over $100 billion     are in United States
equity index assets. When bond and international funds are included,
BT manages over $   120     billion in total index assets. This makes
BT one of the nation's leading managers of index funds    and
accounts    .
 In    conjunction with its global custodial services, BT operates one of the largest and most extensive securities lending programs. BT serves as securities lending agent with respect to loan transactions involving a daily average in excess of $50 billion on loan. Approximately 90 lenders participated in BT's Program during 1996. BT estimates that it usually effects more than 1200 securities loan transactions on behalf of these lenders each business day.
    The table below shows the year-by-year total return of BT Institutional Equity 500 Index Fund (the BT Fund) as compared to the total return of the S&P 500. The total return of the BT Fund is historical and is not intended to indicate the past or future total return of VIP II: Index 500 or to be a substitute for the total return of VIP II: Index 500. The table shows that, in FMR's opinion, BT has experience in successfully managing an S&P 500 index fund and in tracking the return of the S&P 500.

                       1993            1994           1995            1996            1997*
   Year Ended

   BT Fund**           9.94%           1.49%          37.69%          22.85%          30.24%

   S&P 500             10.08%          1.32%          37.58%          22.96%          30.30%


   * Through July 31, 1997
   ** The BT Fund commenced operations December 31, 1992. The BT Fund has a total expense ratio of 0.10%, a $5 million minimum initial investment and assets as of June 30, 1997 of approximately $1.5 billion. VIP Index 500 Portfolio has a total expense ratio of 0.28%, assets as of June 30, 1997 of $1.5 billion and is offered only through insurance products.
 Information regarding the advisory or sub-advisory fees, net assets, and total expenses of funds with investment objectives similar to the fund and advised or sub-advised by BT is contained in Exhibit 5 beginning on page .
    The name, address and principal occupation of each Director and the principal executive officer of BT is provided in Exhibit 3 beginning on page .
 No officer or trustee of the fund is an officer, employee or director of BT. No officer or trustee of the fund owns any securities of, or
has any other material direct or indirect interest in, BT   , Bankers
Trust New York Corporation, or any entity controlled by or under
common control with BT.     During the period    January     1, 1996
through J   uly     3   1    , 1997, no material transactions were
entered into by any trustee of the fund to which BT   , Bankers Trust
New York Corporation, or any entity controlled by or under common
control with BT     is or was a party. There is no arrangement or
understanding in connection with the New Sub-Advisory Agreement with respect to the composition of the Board of Trustees of the fund or of BT or with respect to the selection or appointment of any person to any office of either BT or the fund.
 Payments were made to BT Alex Brown Incorporated by the fund in last fiscal year in the amount of $331.65.
 BT has been advised by counsel that BT currently may perform the services for each fund described in this proxy statement without violation of the Glass-Steagall Act or other applicable banking laws or regulations. State laws on this issue may differ from the interpretation of relevant federal law and banks and financial institutions may be required to register as dealers pursuant to state securities law.
       PRESENT MANAGEMENT CONTRACT
 The fund employs FMR to furnish investment advisory and other services. Under its management contract with the fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, directs the investments of the fund in accordance with its investment objective, policies, and limitations. FMR also provides the fund with all necessary office facilities and personnel for servicing the fund's investments, compensates all officers of the fund and all Trustees who are "interested persons" of the trust or of FMR, and all personnel of the fund or FMR performing services relating to research, statistical, and investment activities.
 In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of the fund. These services include providing facilities for maintaining the fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters, and other persons dealing with the fund; preparing all general shareholder communications and conducting shareholder relations; maintaining the fund's records and the registration of the fund's shares under federal and state laws; developing management and shareholder services for the fund; and furnishing reports, evaluations, and analyses on a variety of subjects to the Trustees. Services provided by affiliates of FMR (other than securities lending administration) will continue under the proposed management contract described in proposal 1.
 In addition to the management fee payable to FMR, the fund pays transfer agent fees to Fidelity Investments Institutional Operations
Company   , Inc.     (FIIOC), and pricing and bookkeeping fees to
Fidelity Service Company, Inc. (FSC), affiliates of FMR. Although the fund's current management contract provides that the fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices and reports to shareholders, the
trust, on behalf of the fund   ,     has entered into a revised
transfer agent agreement with FIIOC, pursuant to which FIIOC bears the costs of providing these services to existing shareholders. Other expenses paid by the fund include interest, taxes, brokerage commissions, and the fund's proportionate share of insurance premiums and Investment Company Institute dues. The fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.
 Transfer agent fees and pricing and bookkeeping fees, including reimbursement for out-of-pocket expenses, paid to FIIOC and FSC by the
fund for fiscal 1996 amounted to $   371,637     and $   271,956    ,
respectively. FSC also    may receive     fees for administering the
fund's securities lending program. Securities lending fees are based on the number and duration of individual securities loans. There were
no    s    ecurities lending fees for fiscal 199   6    .
 The fund also has a distribution agreement with    Fidelity
Distributors Corporation (    FDC   )    , a Massachusetts corporation
organized on July 18, 1960. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. The distribution agreement calls for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the fund, which are continuously offered at net asset value per share. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.
 FMR is the fund's manager pursuant to a management contract dated January 1, 1993, which was approved by shareholders on December 16, 1992. For the services of FMR under the contract, the fund pays FMR a monthly management fee at the annual rate of 0.28% of the average net assets of the fund throughout the month.
 FMR may, from time to time, voluntarily reimburse all or a portion of the fund's operating expenses (exclusive of interest, taxes, brokerage
commissions,    or     extraordinary expenses). FMR retains the
ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year. Expense reimbursements by FMR will increase the fund's total returns and repayment of the reimbursement by the fund will lower its total returns.
    Since the fund's inception on     August 27, 1992, FMR has
voluntarily agreed to reimburse the fund to the extent that its aggregate operating expenses, including management fees, were in excess of an annual rate of 0.28% of average net assets of the fund.
If this reimbursement had not been in effect, for    the     fiscal
   year ended December 31,     1996, FMR would have received fees
amounting to $   1,346,765     which would have been equivalent to
0.28 % of average net assets of the fund (after reduction for compensation to the non-interested Trustees).
PORTFOLIO TRANSACTIONS
 All orders for the purchase or sale of portfolio securities are
placed on behalf of    the     fund by FMR pursuant to authority
contained in the fund's management contract.    If proposal 1(a) and
1(b) are approved, all orders for the purchase or sale of portfolio securities will be placed on behalf of the fund by BT pursuant to authority contained in the Amended Management Contract and the New Sub-Advisory Agreement.
 FMR may place agency transactions with National Financial Services Corporation (NFSC) and Fidelity Brokerage Services (FBS), indirect subsidiaries of FMR Corp., if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified
brokerage firms for similar services.    If proposals 1(a) and 1(b)
are approved, BT may place agency transactions with BT Brokerage Corporation, BT Alex-Brown Incorporated or BT Futures Corporation, indirect subsidiaries of Bankers Trust New York Corporation, subject to the same conditions.
 During fiscal 1996 the fund paid brokerage commissions of $   374
to    N    F   SC    . During fiscal 1996, this amounted to
approximately    1    % of the aggregate brokerage commissions paid by
the fund.
SUBMISSION OF CERTAIN SHAREHOLDER PROPOSALS
 The trust does not hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Trust, 82 Devonshire Street, Boston, Massachusetts 02109.
   NOTICE TO INSURANCE COMPANIES
    Please advise the trust, in care of Client Services as 1-800-843-3001, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement and Annual Reports you wish to receive in order to supply copies to the variable contract owners of the respective shares.

EXHIBIT 1
FORM OF MANAGEMENT CONTRACT
The language to be added to the current contract is (underlined) and material to be deleted is set forth in [brackets].
MANAGEMENT CONTRACT
BETWEEN
VARIABLE INSURANCE PRODUCTS FUND II:
INDEX 500 PORTFOLIO
AND
FIDELITY MANAGEMENT & RESEARCH COMPANY
 [AGREEMENT] (MODIFICATION) made this [1st day of January 1993]
     day of      , by and between Variable Insurance Products Fund II,
a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Fund"), on behalf of Index 500 Portfolio (hereinafter called the "Portfolio"), and Fidelity Management & Research Company, a Massachusetts corporation (hereinafter called the "Adviser") as set forth in its entirety below.
 1. (a) Investment Advisory Services. The Adviser undertakes to act as investment adviser of the Portfolio and shall, subject to the supervision of the Fund's Board of Trustees, direct the investments of the Portfolio in accordance with the investment objective, policies and limitations as provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 and rules thereunder, as amended from time to time (the "1940 Act"), and such other limitations as the Portfolio may impose by notice in writing to the Adviser. The Adviser shall also furnish for the use of the Portfolio office space and all necessary office facilities, equipment and personnel for servicing the investments of the Portfolio; and shall pay the salaries and fees of all officers of the Fund, of all Trustees of the Fund who are "interested persons" of the Fund or of the Adviser and of all personnel of the Fund or the Adviser performing services relating to research, statistical and investment activities. The Adviser is authorized, in its discretion and without prior consultation with the Portfolio, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Portfolio. The investment policies and all other actions of the Portfolio are and shall at all times be subject to the control and direction of the Fund's Board of Trustees.
  (b) Management Services. The Adviser shall perform (or arrange for the performance by its affiliates of) the management and administrative services necessary for the operation of the Fund. The Adviser shall, subject to the supervision of the Board of Trustees, perform various services for the Portfolio, including but not limited to: (i) providing the Portfolio with office space, equipment and facilities (which may be its own) for maintaining its organization;
(ii) on behalf of the Portfolio, supervising relations with, and
monitoring the performance of, any sub-advisers,        custodians,
depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable; (iii) preparing all general shareholder communications, including shareholder reports;
(iv) conducting shareholder relations; (v) maintaining the Fund's existence and its records; (vi) during such times as shares are publicly offered, maintaining the registration and qualification of the Portfolio's shares under federal and state law; and (vii) investigating the development of and developing and implementing, if appropriate, management and shareholder services designed to enhance the value or convenience of the Portfolio as an investment vehicle.
 The Adviser shall also furnish such reports, evaluations, information or analyses to the Fund as the Fund's Board of Trustees may request from time to time or as the Adviser may deem to be desirable. The Adviser shall make recommendations to the Fund's Board of Trustees with respect to Fund policies, and shall carry out such policies as are adopted by the Trustees. The Adviser shall, subject to review by the Board of Trustees, furnish such other services as the Adviser shall from time to time determine to be necessary or useful to perform its obligations under this Contract.
  (c) The Adviser shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Adviser, which may include brokers or dealers affiliated with the Adviser. The Adviser shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Portfolio and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Trustees of the Fund shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.
 The Adviser shall, in acting hereunder, be an independent contractor. The Adviser shall not be an agent of the Portfolio.
 2. It is understood that the Trustees, officers and shareholders of the Fund are or may be or become interested in the Adviser as directors, officers or otherwise and that directors, officers and stockholders of the Adviser are or may be or become similarly interested in the Fund, and that the Adviser may be or become interested in the Fund as a shareholder or otherwise.
 3. For services and facilities to be furnished hereunder, the Adviser shall receive a monthly management fee, at the annual rate of
   [    .28%   ] 0.24%     of the average daily net assets of the
Portfolio (computed in the manner set forth in the Declaration of
Trust) throughout the month; provided that    [the fee, so computed,
shall be reduced by those Trustees who are not "interested persons" of
the Fund or the Adviser. I] i    n case of initiation or termination
of this contract during any month, the fee    for that month     shall
be reduced proportionately based on the number of business days during which it is in effect and the fee computed upon the average net assets for the business days it is so in effect for that month.
 4. It is understood that the Portfolio will pay all its expenses, which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Fund's Trustees other than those who are "interested persons" of the Fund or the Adviser; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Fund and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio; (viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefor; (ix) a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Adviser, of 50% of insurance premiums for fidelity and other coverage; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Fund's Trustees and officers with respect thereto.
 5. The services of the Adviser to the Portfolio are not to be deemed exclusive, the Adviser being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Contract, interfere, in a material manner, with the Adviser's ability to meet all of its obligations with respect to rendering services to the Portfolio hereunder. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Portfolio or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security or other investment instrument.
 6. Subject to the prior written approval of the Trustees of the Trust, satisfaction of all applicable requirements under the 1940 Act, and such other terms and conditions as the Trustees may impose, the Adviser may appoint (and may from time to time remove) one or more unaffiliated persons as agent to perform any or all of the services specified hereunder and to carry out such provisions of this Agreement as the Adviser may from time to time direct, and may delegate to such unaffiliated persons the authority vested in the Adviser pursuant to this Agreement to the extent necessary to enable such persons to perform the services requested of such person by the Adviser,
provided   ,     however, that the appointment of any such agent shall
not relieve the Adviser of any of its liabilities hereunder.
 [6] 7.(a) Subject to prior termination as provided in sub-paragraph
(d) of this paragraph [6] 7, this Contract shall continue in force
until [July 31, 1993]    (    July 31, 1998   )     and indefinitely
thereafter, but only so long as the continuance after such date shall be specifically approved at least annually by vote of the Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio.
  (b) This Contract may be modified by mutual consent, such consent on the part of the Fund to be authorized by vote of a majority of the outstanding voting securities of the Portfolio.
  (c) In addition to the requirements of sub-paragraphs (a) and (b) of this paragraph [6] 7, the terms of any continuance or modification of this Contract must have been approved by the vote of a majority of those Trustees of the Fund who are not parties to the Contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.
  (d) Either party hereto may, at any time on sixty (60) days' prior written notice to the other, terminate this Contract, without payment of any penalty, by action of its Trustees or Board of Directors, as the case may be, or with respect to the Portfolio by vote of a majority of the outstanding voting securities of the Portfolio. This Contract shall terminate automatically in the event of its assignment.
 [7] 8. The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Fund's Declaration of Trust or other organizational document and agrees that the obligations assumed by the Fund pursuant to this Contract shall be limited in all cases to the Portfolio and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio or any other Portfolios of the Fund. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of any Portfolio under the Declaration of Trust or other organizational document are separate and distinct from those of any and all other Portfolios.
 9. This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.
 The terms "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or
as hereafter amended, and subject to such orders    or no-action
letters     as may be granted by the Securities and Exchange
Commission.
 IN WITNESS WHEREOF the parties have caused this instrument to be signed in their behalf by their respective officers thereunto duly
authorized   , and their respective seals to be hereunto affixed,
all as of the date written above.
[SIGNATURE LINES OMITTED]

EXHIBIT 1
   FORM OF SUB-ADVISORY AGREEMENT
   SUBADVISORY AGREEMENT
    This Agreement is entered into as of the ___ day of _____, 1997, among Variable Insurance Products Fund II a Massachusetts business trust (the "Trust"), on behalf of Index 500 portfolio, a series portfolio of the Trust (the "Portfolio"), Fidelity Management & Research Company, a Massachusetts corporation ("Manager"), and Bankers Trust Company, a New York banking corporation ("Subadviser").
    WHEREAS, the Trust, on behalf of the Portfolio, has entered into a Management Contract, dated _______, 1997, with Manager (the "Management Contract"), pursuant to which Manager has agreed to provide certain management and administrative services to the Portfolio; and
    WHEREAS, Manager desires to appoint Subadviser as investment subadviser to provide the investment advisory and administrative services to the Portfolio specified herein, and Subadviser is willing to serve the Portfolio in such capacity; and
    WHEREAS, the trustees of the Trust (the "Trustees"), including a majority of the Trustees who are not "interested persons" (as such term is defined below) of any party to this Agreement, and the shareholder(s) of the Portfolio, have each consented to such an arrangement;
    NOW, THEREFORE, in consideration of the mutual covenants contained herein, the parties agree as follows:
   I. APPOINTMENT OF SUBADVISER; COMPENSATION
    1.1 Appointment as Subadviser. Subject to and in accordance with the provisions hereof, Manager hereby appoints Subadviser as investment subadviser to perform the various investment advisory and other services to the Portfolio set forth herein and, subject to the restrictions set forth herein, hereby delegates to Subadviser the authority vested in Manager pursuant to the Management Contract to the extent necessary to enable Subadviser to perform its obligations under this Agreement.
    1.2 Scope of Investment Authority. (a) The Subadviser is hereby authorized, on a discretionary basis, to manage the investments and determine the composition of the assets of the Portfolio, subject at all times to (i) the supervision and control of the Trustees, (ii) the requirements of the Investment Company Act of 1940 and rules thereunder, as amended from time to time (the "Investment Company Act"), (iii) the investment objective, policies and limitations, as provided in the Portfolio's Prospectus and other governing documents, and (iv) such instructions, policies and limitations relating to the Portfolio as the Trustees or Manager may from time to time adopt and communicate in writing to Subadviser. Notwithstanding anything herein to the contrary, Subadviser is not authorized to take any action, including the purchase and sale of portfolio securities, in contravention of any restriction, limitation, objective, policy or instruction described in the previous sentence.
     (b) It is understood and agreed that, for so long as this Agreement shall remain in effect, Subadviser shall retain discretionary investment authority over the manner in which the Portfolio's assets are invested, and Manager shall not have the right to overrule any investment decision with respect to a particular security made by Subadviser, provided that the Trustees and Manager shall at all times have the right to monitor the Portfolio's investment activities and performance, require Subadviser to make reports and give explanations as to the manner in which the Portfolio's assets are being invested, and, should either Manager or the Trustees become dissatisfied with Subadviser's performance in any way, terminate this Agreement in accordance with the provisions of
Section 9.2 hereof.
    1.3 Appointment as Proxy Voting Agent. Subject to and in accordance with the provisions hereof, the Trustees hereby appoint Subadviser as the Portfolio's proxy voting agent, and hereby delegate to Subadviser discretionary authority to vote all proxies solicited by or with respect to issuers of securities in which the assets of the Portfolio may be invested from time to time. Upon written notice to Subadviser, the Trustees may at any time withdraw the authority granted to Subadviser pursuant to this Section 1.3 to perform any or all of the proxy voting services contemplated hereby.
    1.4 Governing Documents. Manager will provide Subadviser with copies of (i) the Trust's Declaration of Trust and By-laws, as currently in effect, (ii) the Portfolio's currently effective prospectus and statement of additional information, as set forth in the Trust's registration statement under the Investment Company Act and the Securities Act of 1933, as amended, (iii) any instructions, investment policies or other restrictions adopted by the Trustees or Manager supplemental thereto, and (iv) the Management Contract. Manager will provide Subadviser with such further documentation and information concerning the investment objectives, policies and restrictions applicable to the Portfolio as Subadviser may from time to time reasonably request.
    1.5 Subadviser's Relationship. Notwithstanding anything herein to the contrary, Subadviser shall be an independent contractor and will have no authority to act for or represent the Trust, the Portfolio or Manager in any way or otherwise be deemed an agent of any of them, except to the extent expressly authorized by this Agreement or in writing by the Trust or Manager.
    1.6 Compensation. Subadviser shall be compensated for the services it performs on behalf of the Portfolio in accordance with the terms set forth in Appendix A to this Agreement.
   II. SERVICES TO BE PERFORMED BY SUBADVISER
    2.1 Investment Advisory Services. (a) In fulfilling its obligations to manage the assets of the Portfolio, Subadviser will:
      (i) formulate and implement a continuous investment program for the Portfolio, including, without limitation, implementation of a securities lending program in accordance with the provisions of
Article III hereof;
      (ii) take whatever steps are necessary to implement these investment programs by the purchase and sale of securities and other investments, including the selection of brokers or dealers, the placing of orders for such purchases and sales in accordance with the provisions of paragraph (b) below and assuring that such purchases and sales are properly settled and cleared;
      (iii) provide such reports with respect to the implementation of the Portfolio's investment program as the Trustees or Manager shall reasonably request; and
      (iv) provide advice and assistance to Manager as to the determination of the fair value of certain securities where market quotations are not readily available for purposes of calculating net asset value of the Portfolio in accordance with valuation procedures and methods established by the Trustees.
     (b) The Subadviser shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers and dealers selected by Subadviser. Such brokers and dealers may include brokers or dealers that are "affiliated persons" (as such term is defined in the Investment Company Act) of the Trust, the Portfolio, Manager or Subadviser, provided that Subadviser shall only place orders on behalf of the Portfolio with such affiliated persons in accordance with procedures adopted by the Trustees pursuant to Rule 17e-1 under the Investment Company Act. The Subadviser shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Portfolio and/or other accounts over which Subadviser or its affiliates exercise investment discretion. The Subadviser is authorized to pay a broker or dealer who provided such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if Subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Subadviser and its affiliates have in respect to accounts over which they exercise investment discretion. The Trustees shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods were reasonable in relation to the benefits to the Portfolio.
    2.2. Administrative and Other Services. (a) Subadviser will, at its expense, furnish (i) all necessary investment and management facilities, including salaries of personnel required for it to execute its duties faithfully, and (ii) administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the investment affairs of the Portfolio (excluding determination of net asset values and shareholder accounting services).
     (b) Subadviser will maintain all accounts, books and records with respect to the Portfolio as are required of an investment adviser of a registered investment company pursuant to the Investment Company Act and the rules thereunder. Subadviser agrees that such records are the property of the Trust, and will be surrendered to the Trust promptly upon request. The Manager shall be granted reasonable access to the records and documents in Subadviser's possession relating to the Portfolios.
     (c) Subadviser shall provide such information as is necessary to enable Manager to prepare and update the Trust's registration statement (and any supplement thereto) and the Portfolio's financial statements. Subadviser understands that the Trust and Manager will rely on such information in the preparation of the Trust's registration statement and the Portfolio's financial statements, and hereby covenants that any such information approved by Subadviser expressly for use in such registration and/or financial statements shall be true and complete in all material respects.
     (d) Subadviser will vote the Portfolio's investment securities in the manner in which Subadviser believes to be in the best interests of the Portfolio, and shall review its proxy voting activities on a periodic basis with the Trustees.
     (e) Subadviser will provide custodian services to the Portfolio in accordance with the provisions of a separate Custodian Agreement, dated as of the date hereof, between the Trust, on behalf of the Portfolio, and Subadviser.
   III. SECURITIES LENDING
    3.1. Appointment as Agent. For as long as this Agreement shall remain in effect, Subadviser is hereby authorized as the Portfolio's agent to lend on a disclosed basis the Portfolio's securities. Subadviser is further authorized as the Portfolio's agent to sign agreements with borrowers, ownership or other certificates as may be required by the Internal Revenue Service or any other tax authorities, and to take any other actions necessary to effect such loans.
    3.2. Indemnification. (a) In the event that any securities lending transaction is terminated and the loaned securities or any portion thereof shall not have been returned to the Portfolio by or on behalf of the borrower within the time specified by Subadviser's agreement with the borrower (the "Delivery Date"), Subadviser shall, at its expense, within one (1) business day after the Delivery Date replace the loaned securities (or any portion thereof not so returned) with a like amount of the loaned securities of the same issuer, class and denomination, and hold the Portfolio, the Trustees and Manager harmless from any brokerage commission, fees, taxes or other expenses incurred by Subadviser in the purchase of such replacement securities. If Subadviser is unable to purchase such replacement securities on the open market within one business day after the Delivery Date (the "Reimbursement Date"), Subadviser shall credit the Portfolio's account by the close of business on the Reimbursement Date with an amount of cash in U.S. dollars equal to (i) if the Portfolio shall continue to hold such unreturned loaned securities, the Market Value (as defined below) of such unreturned loaned securities determined at the close of business as of the Reimbursement Date, plus all financial benefits derived from the beneficial ownership of the unreturned loaned securities which have accrued on such securities whether or not received from borrower, or (ii) if the Portfolio shall have sold such securities prior to the Reimbursement Date, (A) the sale proceeds in respect of such sale, to the extent not received by the Portfolio, plus (B) any interest, penalties, fees or other costs, if any, incurred by the Portfolio as a direct result of a failure to settle such sale on a timely basis, provided that such interest, penalties, fees or other costs shall not include any consequential or special damages which may arise out of such failure to settle such sale on a timely basis. The "Market Value" of any securities on any given day shall be the fair market value of such security on such day, as determined in accordance with the Portfolio's valuation procedures and methods, as adopted by the Trustees.
     (b) In the event that Subadviser shall be required to make any payment to the Portfolio or shall incur any loss or expense pursuant to paragraph (a) above, it shall, to the extent of such payment or loss or expense, be subrogated to, and succeed to, all of the Portfolio's rights against the borrower and to the collateral involved. To the extent the collateral consists of cash or securities issued or guaranteed by the United States Government or its agencies, the Portfolio shall contemporaneously with any such payment to the Portfolio by Subadviser surrender same to Subadviser for its sole disposition.
     (c) Notwithstanding the foregoing, in no event shall Subadviser incur liability pursuant to paragraph (a) above if Subadviser is prevented, forbidden or delayed from causing a loaned security to be returned to the Portfolio by the applicable Delivery Date by reason of
(i) any provision of any present or future law or regulation or order of the United States of America, or any state thereof, or of any foreign country, or political subdivision thereof, or of any court of competent jurisdiction; or (ii) any act of God or war or other similar circumstance beyond the control of Subadviser unless, in each case, such delay or nonperformance is caused by (A) the negligence, misfeasance or misconduct of Subadviser or any of its directors, officers, employees or agents, or (B) a malfunction or failure of equipment operated or utilized by Subadviser other than a malfunction or failure beyond Subadviser's control and which could not have been reasonably anticipated and/or prevented by Subadviser.
    3.3. Market Risk. The Portfolio acknowledges that any cash collateral provided by a borrower in respect of a securities lending transaction may be invested by Subadviser on the Portfolio's behalf at the Portfolio's risk, and if, upon termination of any loan, the cash collateral held by Subadviser for Portfolio's account is less than the amount required to be returned to the borrower under Subadviser's agreement with the borrower, the Portfolio will provide borrower with cash in the amount of any such deficiency.
    3.4. Subadviser's Relationships with Borrowers. The Portfolio acknowledges that Subadviser or its affiliates may be a creditor of, for its own account or in a fiduciary capacity, or generally engage in any kind of commercial or investment banking business with, a borrower, to whom Subadviser has lent the Portfolio's securities. Without limiting the generality of the foregoing, Subadviser shall not be required to disclose to the Portfolio or Manager any financial information about a borrower obtained in the course of its relationship with such borrower.
    3.5 Securities Lending Procedures. Subadviser's securities lending activities on behalf of the Portfolio shall be governed by such procedures as shall be adopted by the Trustees or Manager, as the same may be amended from time to time.
   IV. COMPLIANCE; CONFIDENTIALITY
    4.1 Compliance. (a) Subadviser will comply with (i) all applicable state and federal laws and regulations governing the performance of the Subadviser's duties hereunder, (ii) the investment objective, policies and limitations, as provided in the Portfolio's Prospectus and other governing documents, and (iii) such instructions, policies and limitations relating to the Portfolio as the Trustees or Manager may from time to time adopt and communicate in writing to subadviser.
     (b) Subadviser will adopt a written code of ethics complying with the requirements of Rule 17j-1 under the Investment Company Act and will provide the Trust with a copy of such code of ethics, evidence of its adoption and copies of any supplemental policies and procedures implemented to ensure compliance therewith.
    4.2 Confidentiality. The parties to this Agreement agree that each shall treat as confidential all information provided by a party to the others regarding such party's business and operations, including without limitation the investment activities or holdings of the Portfolio. All confidential information provided by a party hereto shall be used by any other parties hereto solely for the purposes of rendering services pursuant to this Agreement and, except as may be required in carrying out the terms of this Agreement, shall not be disclosed to any third party without the prior consent of such providing party. The foregoing shall not be applicable to any information that is publicly available when provided or which thereafter becomes publicly available other than in contravention of this Section 4.2 or which is required to be disclosed by any regulatory authority in the lawful and appropriate exercise of its jurisdiction over a party, by any auditor of the parties hereto, by judicial or administrative process or otherwise by applicable law or regulation.
   V. LIABILITY OF SUBADVISER
    5.1 Liability; Standard of Care. Notwithstanding anything herein to the contrary, except as provided in Section 3.2 hereof, neither Subadviser, nor any of its directors, officers or employees, shall be liable to Manager or the Trust for any loss resulting from Subadviser's acts or omissions as Subadviser to the Portfolio, except to the extent any such losses result from bad faith, willful misfeasance, reckless disregard or gross negligence on the part of the Subadviser or any of its directors, officers or employees in the performance of the Subadviser's duties and obligations under this Agreement.
    5.2 Indemnification. (a) Subadviser agrees to indemnify and hold the Trust and Manager harmless from any and all direct or indirect liabilities, losses or damages (including reasonable attorneys fees) suffered by the Trust or Manager resulting from (i) Subadviser's breach of its duties hereunder, or (ii) bad faith, willful misfeasance, reckless disregard or gross negligence on the part of the Subadviser or any of its directors, officers or employees in the performance of the Subadviser's duties and obligations under this Agreement, except to the extent such loss results from the Trust's or Manager's own willful misfeasance, bad faith, reckless disregard or negligence in the performance of their respective duties and obligations under the Management Contract or this Agreement.
     (b) Manager hereby agrees to indemnify and hold Subadviser harmless from any and all direct or indirect liabilities, losses or damages (including reasonable attorneys fees) suffered by Subadviser resulting from (i) Manager's breach of its duties under the Management Contract, or (ii) bad faith, willful misfeasance, reckless disregard or gross negligence on the part of Manager or any of its directors, officers or employees in the performance of Manager's duties and obligations under this Agreement, except to the extent such loss results from Subadviser's own willful misfeasance, bad faith, reckless disregard or negligence in the performance of Subadviser's duties and obligations under this Agreement.
   VI. SUPPLEMENTAL ARRANGEMENTS; EXPENSES; INSURANCE
    6.1 Supplemental Arrangements. Subject to the prior written consent of the Trustees and Manager, Subadviser may enter into arrangements with other persons affiliated with Subadviser to better fulfill its obligations under this Agreement for the provision of certain personnel and facilities to Subadviser, provided that such arrangements do not rise to the level of an advisory contract subject to the requirements of Section 15 of the Investment Company Act.
    6.2 Expenses. It is understood that the Portfolio will pay all of its expenses other than those expressly stated to be payable by Subadviser hereunder or by Manager under the Management Agreement. Subadviser expressly agrees to pay the cost of all custody services required by the Portfolio. Expenses paid by the Portfolios will include, but not be limited to, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Trustees other than those who are "interested persons" of the Trust, Manager or Subadviser; (iv) legal and audit expenses; (v) registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Trust and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio; (viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefor; (ix) a pro rata share based on the relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Manager, of 50% of insurance premiums for fidelity bond and other coverage; (x) investment management fees;
(xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and any legal obligation that the Portfolio may have to indemnify the Trustees, officers and/or employees or agents with respect thereto. Subadviser shall not cause the Trust or the Portfolios to incur any expenses, other than those reasonably necessary for Subadviser to fulfill its obligations under this Agreement, unless Subadviser has first notified Manager of its intention to do so.
    6.3 Insurance. Subadviser shall maintain for the duration hereof, with an insurer acceptable to Manager, a blanket bond and professional liability (errors and omissions) insurance in amounts reasonably acceptable to Manager. Subadviser agrees that such insurance shall be considered primary and Subadviser shall assure that such policies pay claims prior to similar policies that may be maintained by Manager. In the event Subadviser fails to have in force such insurance, that failure will not exclude Subadviser's responsibility to pay up to the limit Subadviser would have had to pay had said insurance been in force.
   VII. CONFLICTS OF INTEREST
    7.1 Conflicts of Interest. It is understood that the Trustees, officers, agents and shareholders of the Trust are or may be interested in Subadviser as directors, officers, stockholders or otherwise; that directors, officers, agents and stockholders of Subadviser are or may be interested in the Trust as trustees, officers, shareholders or otherwise; that Subadviser may be interested in the Trust; and that the existence of any such dual interest shall not affect the validity of this Agreement or of any transactions hereunder except as otherwise provided in the Trust's Declaration of Trust and the Articles of Incorporation of Subadviser, respectively, or by specific provisions of applicable law.
   VIII. REGULATION
    8.1 Regulation. Subadviser shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports or other material which any such body by reason of this Agreement may reasonably request or require pursuant to applicable laws and regulations.
   IX. DURATION AND TERMINATION OF AGREEMENT
    9.1 Effective Date; Duration; Continuance. (a) This Agreement shall become effective on _________, 1997.
     (b) Subject to prior termination pursuant to Section 9.2 below, this Agreement shall continue in force until July 31, 1998, and indefinitely thereafter, but only so long as the continuance after such date shall be specifically approved at least annually by vote of the Trustees or by a vote of a majority of the outstanding voting securities of the Portfolio, provided that in either event such continuance shall also be approved by the vote of a majority of the Trustees who are not "interested persons" (as such term is defined in the Investment Company Act) of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval.
     (c) Shareholder approval of this Agreement or any continuance of this Agreement, if required, shall be effective with respect to the Portfolio if a majority of the outstanding voting securities of the series (as defined in Rule 18f-2(h) under the Investment Company Act) of shares of the Portfolio votes to approve this Agreement or its continuance.
    9.2 Termination and Assignment. This Agreement may be terminated at any time, upon sixty days' written notice, without the payment of any penalty, (i) by the Trustees, (ii) by the vote of a majority of the outstanding voting securities of the Portfolio; (iii) by Manager, or (iv) by Subadviser.
     (b) This Agreement will terminate automatically, without the payment of any penalty, (i) in the event of its assignment (as defined in the Investment Company Act) or (ii) in the event the Management Contract is terminated for any reason.
    9.3 Definitions. The terms "registered investment company," "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the Investment Company Act as now in effect or as hereafter amended, and subject to such orders or no-action letters as may be granted by the Securities and Exchange Commission.
   X. REPRESENTATIONS, WARRANTIES AND COVENANTS
    10.1 Representations of the Portfolio. The Trust, on behalf of the Portfolio, represents and warrants that:
     (i) the Trust is a business trust established pursuant to the laws of the Commonwealth of Massachusetts;
     (ii) the Trust is duly registered as an investment company under the Investment Company Act and the Portfolio is a duly constituted series portfolio thereof;
     (iii) the execution, delivery and performance of this Agreement are within the Trust's powers, have been and remain duly authorized by all necessary action (including without limitation all necessary approvals and other actions required under the Investment Company Act) and will not violate or constitute a default under any applicable law or regulation or of any decree, order, judgment, agreement or instrument binding on the Trust or the Portfolio;
     (iv) no consent (including, but not limited to, exchange control consents) of any applicable governmental authority or body is necessary, except for such consents as have been obtained and are in full force and effect, and all conditions of which have been duly complied with; and
     (v) this Agreement constitutes a legal, valid and binding obligation enforceable against the Trust and the Portfolio in accordance with its terms.
    10.2 Representations of the Manager. The Manager represents, warrants and agrees that:
     (i) Manager is a corporation established pursuant to the laws of the Commonwealth of Massachusetts;
     (ii) Manager is duly registered as an "investment adviser" under the Investment Advisers Act of 1940 ("Advisers Act");
     (iii) Manager has been duly appointed by the Trustees and Shareholders of the Portfolio to provide investment services to the Portfolio as contemplated by the Management Contract;
     (iv) the execution, delivery and performance of this Agreement are within Manager's powers, have been and remain duly authorized by all necessary corporate action and will not violate or constitute a default under any applicable law or regulation or of any decree, order, judgment, agreement or instrument binding on Manager;
     (v) no consent (including, but not limited to, exchange control consents) of any applicable governmental authority or body is necessary, except for such consents as have been obtained and are in full force and effect, and all conditions of which have been duly complied with; and
     (vi) this Agreement constitutes a legal, valid and binding obligation enforceable against Manager.
    10.3 Representations of Subadviser. Subadviser represents, warrants and agrees that:
     (i) Subadviser is a New York banking corporation established pursuant to the laws of the State of New York;
     (ii) Subadviser is duly registered as an "investment adviser" under the Advisers Act; or is a "bank" as defined in Section 202 (a)
(2) of the Advisers Act or an "insurance company" as defined in
Section 202 (a) (2) of the Advisers Act.
     (iii) the execution, delivery and performance of this Agreement are within Subadviser's powers, have been and remain duly authorized by all necessary corporate action and will not violate or constitute a default under any applicable law or regulation or of any decree, order, judgment, agreement or instrument binding on Subadviser;
     (iv) no consent (including, but not limited to, exchange control consents) of any applicable governmental authority or body is necessary, except for such consents as have been obtained and are in full force and effect, and all conditions of which have been duly complied with; and
     (v) this Agreement constitutes a legal, valid and binding obligation enforceable against Subadviser.
    10.4 Covenants of Subadviser. (a) Subadviser will promptly notify the Trust and Manager in writing of the occurrence of any event which could have a material impact on the performance of its obligations pursuant to this Agreement, including without limitation:
      (i) the occurrence of any event which could disqualify Subadviser from serving as an investment adviser of a registered investment company pursuant to Section 9 (a) of the Investment Company Act or otherwise;
      (ii) any material change in the Subadviser's overall business activities that may have a material adverse affect on the Subadviser's ability to perform under its obligations under this Agreement;
      (iii) any event that would constitute a change in control of Subadviser;
      (iv) any change in the portfolio manager of the Portfolio;
and
      (v) the existence of any pending or threatened audit, investigation, complaint, examination or other inquiry (other than routine regulatory examinations or inspections) relating to the Portfolio conducted by any state or federal governmental regulatory authority.
     (b) Subadviser agrees that it will promptly supply Manager with copies of any material changes to any of the documents provided by Subadviser pursuant to Section 4.1.
   XI. MISCELLANEOUS PROVISIONS
    11.1 Use of Subadviser's Name. Neither the Trust nor Manager will use the name of Subadviser, or any affiliate of Subadviser, in any prospectus, advertisement sales literature or other communication to the public except in accordance with such policies and procedures as shall be mutually agreed to in writing by the Subadviser and the Manager.
    11.2 Use of Trust or Manager's Name. Subadviser will not use the name of Manager, the Trust or the Portfolio in any prospectus, advertisement, sales literature or other communication to the public except in accordance with such policies and procedures as shall be mutually agreed to in writing by the Subadviser and the Manager.
    11.3 Amendments. This Agreement may only be amended with the prior written consent of each of the parties hereto and if such amendment is specifically approved (i) by the vote of a majority of the outstanding voting securities of the Portfolio, and (ii) by the vote of a majority of the Trustees who are not interested persons (as such term is defined in the Investment Company Act) of any person to this Agreement cast in person at a meeting called for the purpose of voting on such approval. The required shareholder approval shall be effective with respect to the Portfolio if a majority of the outstanding voting securities of the Portfolio vote to approve the amendment.
    11.4 Entire Agreement. This Agreement contains the entire understanding and agreement of the parties with respect to the subject hereof.
    11.5 Captions. The headings in the sections of this Agreement are inserted for convenience of reference only and shall not constitute a part of the Agreement.
    11.6 Notices. All notices required to be given pursuant to this Agreement shall be delivered or mailed to the last known business address of the Trust, Manager or Subadviser, as the case may be, in person or by registered mail or a private mail or delivery service providing the sender with notice of receipt. Notice shall be deemed given on the date delivered or mailed in accordance with this Section 11.6.
    11.7 Severability. Should any portion of this Agreement, for any reason, be held to be void at law or in equity, the Agreement shall be construed, insofar as is possible, as if such portion had never been contained herein.
    11.8 Governing Law. The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the Commonwealth of Massachusetts (without giving effect to the choice of law provisions thereof), or any of the applicable provisions of the Investment Company Act. To the extent that the laws of the Commonwealth of Massachusetts, or any of the provisions in this Agreement, conflict with applicable provisions of the Investment Company Act, the latter shall control.
    11.9 Limitation of Liability. A copy of the Declaration of Trust establishing the Trust, dated July 10, 1987, together with all amendments, is on file in the office of the Secretary of the Commonwealth of Massachusetts, and notice is hereby given that this Agreement is not executed on behalf of any of the Trustees as individuals and no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property, for the satisfaction of any obligation or claim, in connection with the affairs of the Trust or the Portfolio, but only the assets belonging to the Portfolio shall be liable.
    IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed under seal by their duly authorized officers as of the date first mentioned above.
   [Signature lines omitted]
   APPENDIX A
    Pursuant to Section 1.6 of the Subadvisory Agreement among Variable Insurance Products Fund II (the "Trust"), on behalf of Index 500 portfolio (the "Portfolio"), Fidelity Management & Research Company ("Manager") and Bankers Trust Company ("Subadviser"), Subadviser shall be compensated for the services it performs on behalf of the Portfolio as follows:
    1. Fees Payable by Manager. Manager will pay Subadviser a monthly fee computed at an annual rate of 0.006% (0.6 basis points) of the average daily net assets of the Portfolio (computed in the manner set forth in the Trust's Declaration of Trust) throughout the month.
    Subadviser's fee shall be computed monthly, and within twelve business days of the end of each calendar month, Manager shall transmit to Subadviser the fee for the previous month. Payment shall be made in federal funds wired to a bank account designated by Subadviser. If this Agreement becomes effective or terminates before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs.
    Subadviser agrees to look exclusively to Manager, and not to any assets of the Trust or the Portfolio, for the payment of Subadviser's fees arising under this Paragraph 1.
    2. Fees Payable by Trust. The Trust, on behalf of the Portfolio, shall pay Subadviser a monthly fee equal to 40% of the Portfolio's aggregate Net Securities Lending Income (as defined below) attributable to the securities lending activities conducted by Subadviser on the Portfolio's behalf. For purposes of this Paragraph 2, the Portfolio's aggregate "Net Securities Lending Income" for any given month shall be calculated in accordance with the following provisions:
     (a) Loans Collateralized by Cash. For securities lending transactions collateralized by cash, the Portfolio's aggregate Net Securities Lending Income attributable to such transactions for such month shall be equal to (i) the income earned by the Portfolio from investing such cash collateral during such month, plus (ii) if such cash collateral is invested in a money market fund or similar investment vehicle managed by Subadviser or its affiliates, an amount equal to the Portfolio's pro rata share (calculated by dividing the average daily amount of the Portfolio's cash collateral so invested during such month by the average daily net assets of such investment vehicle for such month) of the Total Operating Expenses (as defined below) accrued by such investment vehicle in respect of such month, less (iii) any rebates, commissions or similar fees paid by the Portfolio in respect of such transactions during such month. For purposes of this subparagraph 2(a), an investment vehicle's "Total Operating Expenses" shall consist of "Management Fees," "Rule 12b-1 Fees," and "Other Expenses," as such terms are defined in paragraphs 8, 9, and 10, respectively, of the instructions to Part A, Item 2 of the form of registration statement promulgated by the Securities and Exchange Commission on Form N-1A, as the same may be amended from time to time.
     (b) Loans Collateralized by Securities. For securities lending transactions collateralized by securities or a letter of credit, the Portfolio's aggregate Net Securities Lending Income attributable to such transactions for such month shall be equal to (i) the securities lending fees paid by the borrower to the Portfolio in respect of such transactions, less (ii) any rebates, commissions or similar fees paid by the Portfolio in respect of such transactions.
     (c) Substitute Payments. Substitute payments received by the Portfolio from a borrower in lieu of any dividends, distributions or other financial benefits paid out in respect of a loaned security shall not be considered part of the Portfolio's Net Securities Lending Income for purposes of calculating the fee payable by the Portfolio pursuant to this Paragraph 2, except that (i) to the extent that any such substitute payment exceeds the amount that the Portfolio would have received had such security not been loaned to the borrower, the Portfolio's Net Securities Lending Income shall be increased by an amount equal to the difference, and (ii) to the extent that any such substitute payment is less than the amount that the Portfolio would have received had such security not been loaned to the borrower, the Portfolio's Net Securities Lending Income shall be decreased by an amount equal to the difference.
   The fees payable by the Portfolio pursuant to this Paragraph 2 shall accrue daily and shall be paid to Subadviser monthly within twelve business days of the end of each calendar month. If the Portfolio's aggregate Net Securities Lending Income for any calendar month shall be a negative amount, the fee payable by the Portfolio for such month pursuant to this Paragraph 2 shall be zero, and an amount equal to 40% of such negative Net Securities Lending Income shall be carried forward and applied against future fees earned by Subadviser pursuant to this Paragraph 2 for a period not to exceed 3 calendar months.
    Subadviser agrees to look exclusively to the assets of the Portfolio, and not to any other assets of the Trust or Manager, for the payment of Subadviser's fees arising under this Paragraph 2.
EXHIBIT 1
BANKERS TRUST COMPANY - DIRECTORS

Name                       Principal Occupation              Business Address

   Lee A. Ault III            Director of Various               Bankers Trust Company

                              Corporations                      c/o Office of the Secretary

                                                                130 Liberty Street, MS2310

                                                                New York, NY 10006

   Neil R. Austrian           Director; formerly                Bankers Trust Company

                              Director of Alex.                 c/o Office of the Secretary

                              Brown; President and              130 Liberty Street, MS2310

                              Chief Operating Officer           New York, NY 10006
                              of the National
                              Football League

George B. Beitzel          Director of Various               29 King Street
                           Corporations                      Chappaqua, NY 10514-3432

Phillip A. Griffiths       Director, Institute for           Institute for Advanced Study
                           Advanced Study                    Olden Lane
                                                             Princeton, NJ 08540

William R. Howell          Chairman Emeritus,                J.C. Penney Company, Inc.
                           J.C. Penney Company,              P.O. Box 10001
                           Inc.                              Plano, TX 753001-0001

Vernon E. Jordan, Jr.      Senior Partner, Akin,             Akin, Gump, Strauss, Hauer &
                           Gump, Strauss, Hauer              Feld, LLP
                           & Feld, LLP                       1333 New Hampshire Ave.
                                                             NW
                                                             Suite 400
                                                             Washington, DC 20036

   A. B. Krongard             Vice Chairman of the              Bankers Trust Company

                              Board of Directors of             c/o Office of the Secretary

                              Bankers Trust                     130 Liberty Street, MS2310

                              Company and Bankers               New York, NY 10006
                              Trust New York
                              Corporation.

Hamish Maxwell             Retired Chairman and              Philip Morris Companies Inc.
                           Chief Executive Officer,          100 Park Ave. - 10th Flr.
                           Philip Morris                     New York, NY 10017
                           Companies, Inc.

Frank N. Newman            Chairman of the                   Bankers Trust Company
                           Board, Chief Executive            130 Liberty Street
                           Officer and President,            New York, NY 10006
                           Bankers Trust
                           Company and Bankers
                           Trust New York
                           Corporation

N.J. Nicholas Jr.          Investor                          15 West 53rd Street #34F
                                                             New York, NY 10019

   Name                       Principal Occupation              Business Address

Russell E. Palmer          Chairman and Chief                The Palmer Group
                           Executive Officer, The            3600 Market Street, Suite 530
                           Palmer Group                      Philadelphia, PA 19104

Donald L. Staheli          Chairman of the Board             Bankers Trust Company
                           and Chief Executive               c/o Office of the Secretary
                           Officer (Retired),                130 Liberty Street, MS2310
                           Continental Grain                 New York, NY 10006
                           Company

Patricia Carry Stewart     Former Vice President,            Bankers Trust Company
                           The Edna McConnell                c/o Office of the Secretary
                           Clark Foundation                  130 Liberty Street, MS2310
                                                             New York, NY 10006

   G. Richard Thoman          Director; President and           Bankers Trust Company

                              Chief Operating Officer           c/o Office of the Secretary

                              of Xerox Corporation              130 Liberty Street, MS2310

                                                                New York, NY 10006

George J. Vojta            Vice Chairman of the              Bankers Trust Company
                           Board, Bankers Trust              130 Liberty Street
                           Company and Bankers               New York, NY 10006
                           Trust New York
                           Corporation

Paul A. Volcker            Director of Various               599 Lexington Avenue
                           Corporations                      40th Floor
                                                             New York, NY 10022


EXHIBIT 1
   FUNDS ADVISED BY FMR - TABLE OF AVERAGE NET ASSETS AND EXPENSE
RATIOS (A)

   INVESTMENT
                             FISCAL
               AVERAGE
               RATIO OF NET

   OBJECTIVE AND FUND                       YEAR END (A)          NET ASSETS
            ADVISORY FEES

                                                                  (MILLIONS)(B)          TO AVERAGE

                                                                                         NET ASSETS

                                                                                         PAID

                                                                                         TO FMR (C)



   INDEX FUNDS


   Variable Insurance Products II:


    Index 500                                12/31/96             $ 480.5                                         0.13%*


   Spartan U.S. Equity Index                 2/28/97               5,035.0                                        0.01*


   Spartan Market Index                      4/30/97               1,491.9                                        0.45



   (a) All fund data are as of the fiscal year end noted in the chart.
   (b) Average net assets are computed on the basis of average net assets of each fund at the close of business on each business day throughout its fiscal period.
   (c) Reflects reductions for any expense reimbursement paid by or due from FMR pursuant to voluntary or state expense limitations. Funds so affected are indicated by an (*).

EXHIBIT 1
   BANKERS TRUST COMPANY ADVISED/SUB-ADVISED MUTUAL FUNDS

   Fund                                                Assets as of
            Advisory Fees

                                                       June 30, 1997            Payable to BT (a)

   S&P INDEX FUNDS

   Equity Index Portfolio (b)                          $ 2,531,251,100          0.06%*

   INCLUDES THE FOLLOWING FEEDER FUNDS:
                1,564,477,700

    BT Inst'l: Equity 500 Index Fund (c)


    BT Pyramid Investment Equity 500
                 578,288,600

      Index (d)
                                        385,840,300

    USAA S&P 500 Index (e)
                             2,644,600

    Amer AADV: S&P 500 - AMR Class                     0
   (f)

    Scudder S&P 500 Index (g)

   VALIC S&P (Variable Annuity Life
                   2,544,652,300
           0.05% 1st $500mm

     Insurance Company) (i)                                                     0.03% over $500mm

   PacMut S&P (Pacific Mutual Life
                    620,980,600
             0.07% 1st $100mm

     Insurance Company) (i)

                        0.03% next $100mm



                        0.01% over $200mm



                        minimum $20,000

                                                                                  advisory fee

   S&P "INDEX BASED" FUND

   AARP U.S. Stock Index (j)
                          23,749,000
              0.07% 1st $100mm



                        0.03% next $100mm



                        0.01% over $200mm



                        minimum $75,000



                          advisory fee; 15%



                          discount first 12

                                                                                  months

   EAFE INDEX FUNDS

   BT Inv Port: EAFE Equity Index Portfolio            56,114,100               0.22%*
   (b)

   INCLUDES THE FOLLOWING FEEDER FUNDS:
                54,437,200

    BT ADV: EAFE Equity Index Fund -


      Inst'l Cl (c)
                                    1,676,800
    BT ADV: EAFE Equity Index Fund -

      Adv Cl (d)

   BT Insur: EAFE Equity Index Fund
                   0                        0.34%*
     (Variable Annuity) (h)

   Fund                                                Assets as of
            Advisory Fees

                                                       June 30, 1997            Payable to BT (a)

   RUSSELL 2000 INDEX FUNDS

   BT Inv Port: Small Cap Index Portfolio (b)           $89,471,000             0.10%*

    INCLUDES THE FOLLOWING FEEDER FUNDS:
              490,500

    BT ADV: Small Cap Index Fund -


      Adv Cl (d)
                                       66,543,900
    BT ADV: Small Cap Index Fund -

      Inst'l Cl (c)

   BT Insur: Small Cap Index Fund
                     0                        0.22%*
     (Variable Annuity) (h)


   (a) Reflects reductions for any expense reimbursement paid by or due from the pursuant to expense limitations. Funds so affected are indicated by an (*).
   (b) Master portfolio not available for direct retail purchase
   (c) Feeder fund available to institutional investors through BT
   (d) Feeder fund available to retail investors through BT
   (e) Feeder fund available to customers of United States Automobile Association and retail public
   (f) Feeder fund available to customers of American Airlines
   (g) Feeder fund available to customers of Scudder, Stevens & Clark; commenced operations on August 29, 1997
   (h) Available only through variable annuity products; the EAFE Equity Index Fund and Small Cap Index Fund of the BT Insurance Funds Trust commenced operations on August 22, 1997
   (i) Available only through variable annuity products
   (j) Sub-advised fund available to members of American Association of Retired Persons


VIPII-i500-pxs-0997 CUSIP #922175302/FUND #157
IMPORTANT
PROXY MATERIALS
PLEASE CAST YOUR VOTE NOW!
VIP II INDEX 500 PORTFOLIO
Dear Contract Holder:
I am writing to let you know that a special shareholder meeting of VIP II Index 500 Portfolio will be held in November. The purpose of the meeting is to vote on several important proposals that affect the fund. As a contract holder, you have the opportunity to voice your opinion on the matters that affect your fund. This package contains information about the proposals and the materials to use when voting by mail.
Please read the enclosed materials and cast your vote on the proxy card. PLEASE VOTE AND RETURN YOUR CARD PROMPTLY. YOUR VOTE IS EXTREMELY IMPORTANT, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.
All of the proposals have been carefully reviewed by the Board of Trustees. The Trustees, most of whom are not affiliated with Fidelity, are responsible for protecting the interests of shareholders of VIP II Index 500. The Trustees believe these proposals are in the best interest of shareholders, and recommend that you vote for each proposal.

The following Q&A is provided to assist you in understanding the proposals. Each proposal is described in the enclosed proxy statement.
VOTING BY MAIL IS QUICK AND EASY. EVERYTHING YOU NEED IS ENCLOSED. To cast your vote, simply complete the proxy card enclosed in this package. Be sure to sign the card before mailing it in the postage-paid envelope
If you have any questions before you vote, please contact your insurance company. They'll be glad to help you get your vote in quickly. Thank you for your participation in this important initiative.
Sincerely,
Edward C. Johnson 3d
President


IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSALS Please read the full text of the enclosed proxy statement. Below is a brief overview of the proposals found in the proxy statement that are to be voted on at the special shareholder meeting. If you have any questions regarding the proposals, please call your insurance company.

WHAT IS BANKERS TRUST (BT) AND WHY IS FIDELITY HIRING A SUB-ADVISOR? Bankers Trust is a major institutional money manager and one of the nation's leading managers of index funds with 20 years of experience in managing investments indexed to the S&P 500 and other indices. BT's commitment to the specialized area of index account management allows it to provide index fund portfolio management services at a lower cost than Fidelity Management & Research Company (FMR). FMR made the proposal as part of its ongoing efforts to provide services to the fund efficiently and at low cost.
WHAT IS BEING AMENDED IN THE MANAGEMENT CONTRACT?
The proposed amendment modifies the management contract with FMR in two ways. First, the proposal would allow BT to be appointed as sub-advisor to the fund. Second, the proposal would reduce the management fee payable by the fund to FMR
Under the Present Management Contract, the fund pays FMR a management fee at an annual rate of 0.28% of average net assets. Under the Amended Management Contract, the management fee would be 0.24% of average net assets.
FMR is currently limiting the fund's total operating expenses of the fund to 0.28% of average net assets. If the proposals are approved, excluded from the 0.28% limit on total operating expenses would be BT's sub-advisory fees associated with securities lending, which are estimated at 0.002% of average net assets.
WILL TOTAL OPERATING EXPENSES INCREASE IN THE NEAR TERM?
FMR's current expense cap of 0.28% remains in place whether or not the proposals are approved. However, if the proposals are approved, sub-advisory fees associated with securities lending (estimated to be 0.002% of average net assets) will not be subject to the expense limit. With FMR's expense cap, VIP II Index 500 Portfolio is one of the lowest cost index funds in the U.S.
WHAT WILL BE THE ROLES OF FIDELITY AND BANKERS TRUST?
FMR currently serves as the fund's manager. As manager, FMR's duties include managing the fund's investments and supervising relationships with other companies that provide the fund with services.
Under the proposals, FMR would continue to serve as the fund's manager and investment advisor, but would delegate part of its duties to BT. As sub-advisor, BT would have day-to-day responsibility for managing the fund's investments in accordance with its policy of attempting to duplicate the performance of the S&P 500. BT would also provide custodial and securities lending services.
WHAT IS THE BENEFIT OF AMENDING THE DIVERSIFICATION LIMITATION?
This proposal would permit the fund to invest without limit in the securities of other investment companies. This would allow the fund, for example, to invest its cash position in a money market fund instead of investing indirectly. This could be useful to the fund if it allows for better returns or makes portfolio management more efficient. If approved, and if BT is granted an exemptive order to permit the investment of cash collateral from securities lending transactions in a BT-managed money market fund, the fund would benefit in several ways. These benefits include reducing costs and/or providing greater returns on the cash collateral from the fund's securities lending program.
THE PROXY SAYS THAT THE BOARD OF TRUSTEES HAS APPROVED THESE CHANGES. WHAT ROLE DOES THE BOARD PLAY?
The Trustees oversee the investment policies and operations of the fund, most trustees are disinterested, ie: not officers or otherwise affiliated with Fidelity. Members of the Board are fiduciaries and have an obligation to serve the best interests of the fund's shareholders, including approving policy changes such as those proposed for your fund. In addition, the Trustees review fund performance, oversee a fund's activities, and review contractual arrangements with companies that provide services to a fund.
HOW MANY VOTES AM I ENTITLED TO CAST?
In accordance with current law and interpretations thereof, a participating insurance company is required to request voting instructions from policyowners and must vote shares in the separate account in proportion to the voting instructions received. A contract holder is entitled to one vote as to any matter on which it is entitled to vote, and each fractional share shall be entitled to a proportionate fractional vote. The record date is September 22, 1997.

WHAT IF THERE ARE NOT ENOUGH VOTES TO REACH A QUORUM BY THE SCHEDULED SHAREHOLDER MEETING DATE?
In the event the fund does not reach a quorum, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies. The Trustees expect that each insurance company will vote all of the shares it holds, so please vote so that the insurance company knows how to vote. Your insurance company is required to vote the shares that it holds in accordance with instructions received from its variable annuity and variable life insurance policy holders. Any shares for which instructions are not given by policy holders will be voted by the insurance company in the same proportion as the shares for which instructions are received.
HOW DO I VOTE MY SHARES?
You can vote your shares by completing and signing the enclosed proxy card, and mailing it in the enclosed postage paid envelope. If you need assistance, or have any questions regarding the proposals, please contact your insurance company representative.
HOW DO I SIGN THE PROXY CARD?
INDIVIDUAL ACCOUNTS: Shareholders should sign exactly as their names appear on the account registration shown on the card.
JOINT ACCOUNTS: Either owner may sign, but the name of the person signing should conform exactly to a name shown in the registration. ALL OTHER ACCOUNTS: The person signing must indicate his or her capacity. For example, a trustee for a trust or other entity should sign, "Ann B. Collins, Trustee."
Vote this proxy card TODAY!  Your prompt response will
save VIP II: Index 500 the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
---------------------------------------------------------------------
-------------------------
VARIABLE INSURANCE PRODUCTS FUND II: INDEX 500 PORTFOLIO
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward
C. Johnson 3d, Arthur S. Loring, and Ralph F. Cox, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Variable Insurance Products Fund II (the Fund): Index 500 Portfolio, which are held in the account of the undersigned in the Variable Account at the Special Meeting of persons having a voting interest in Index 500 Portfolio, to be held at the office of the Fund at 82 Devonshire St., Boston, MA 02109, on November 19, 1997, at 11:30 a.m. and at any adjournments thereof. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
Date                                        _____________, 1997
_______________________________________
_______________________________________
      Signatures (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
    cusip # 922175302/fund# 157

Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE
PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
---------------------------------------------------------------------
-------------------------

1(a).   To approve an amended Management Contract for       FOR [  ]    AGAINST [  ]    ABSTAIN [ ]
        the fund.

1(b).   To adopt a sub-advisory agreement for the fund.     FOR [  ]    AGAINST [  ]    ABSTAIN [ ]

2.      To amend the fund's fundamental investment          FOR [  ]    AGAINST [  ]    ABSTAIN [ ]
        limitation concerning diversification to exclude
        securities of other investment companies.






VIPII:I500-PXC-997    cusip # 922175302/fund# 157